UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

GLOBAL PAYMENT TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25148	11-2974651
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

170 Wilbur Place, Suite 600, Bohemia, NY	11716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 563-2500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On August 14, 2008, Global Payment Technologies, Inc. (“GPT”), issued a press release announcing the Company’s financial results for the fiscal quarter ended June 30, 2008.

Item 9.01.     Financial Statements and Exhibits.

(a)	Exhibits

	99.1	Press Release dated August 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 14, 2008

GLOBAL PAYMENT TECHNOLOGIES, INC.

By: [/s/ William L. McMahon]
		Name:	William L. McMahon
		Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 14, 2008